December 2021 Corporate Presentation Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements about Longboard Pharmaceuticals, Inc. (“we,” “Longboard” or the “Company”), including statements regarding: our future results of operations and financial position; business strategy; the timing, costs and conduct of our preclinical studies and clinical trials for our product candidates; the timing and likelihood of regulatory filings and approvals for our product candidates; our intellectual property; our ability to commercialize our product candidates, if approved; and other statements that are not historical facts, including statements that may include words such as “will”, “may”, “can”, “intend”, “plan”, “expect”, “believe”, “potential” and similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: our limited operating history; net losses; our expectation that we will incur net losses for the foreseeable future, and that we may never be profitable; our need for additional funding and related risks for our business, product development programs and future commercialization activities; the timing and success of clinical trials we conduct; the ability to obtain and maintain regulatory approval of our product candidates; the ability to commercialize our product candidates; our ability to compete in the marketplace; risks regarding our license and dependencies on others; our ability to obtain and maintain intellectual property protection and freedom to operate for our product candidates; our ability to manage our growth; and other risks and factors disclosed in our filings with the U.S. Securities and Exchange Commission. We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. The forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, we assume no responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements after the date of this presentation to conform these statements to actual results or to changes in our expectations. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Longboard’s own internal estimates and research. While Longboard believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation discusses product candidates that have not yet been approved for marketing by the U.S. Food and Drug Administration.

Investment Thesis Definitions: DEEs = developmental and epileptic encephalopathies; ALS =amyotrophic lateral sclerosis; CB2 = cannabinoid type 2 (CB2) receptor; S1P = sphingosine 1-phosphate (S1P) receptor modulators Three drug candidates internally developed by Arena which represents a culmination of >20 yrs of world-class GPCR research: Targeting large market opportunities Broad clinical applicability across multiple indications Well understood mechanisms of action Retain rights to all major markets in therapeutic areas of focus Program / MOA Therapeutic Area IND-Enabling Ph 1 Ph 2 Ph 3 Key Milestones LP352 5-HT2c Superagonist  DEEs and other refractory epilepsies Completion of Ph 1 MAD study Initiate Ph 1b/2a – Q1 2022 LP143 CB2 Agonist  ALS and other neurodegenerative diseases Additional preclinical validation IND submission – Q1 2022 LP659 S1P Receptor Modulator Multiple neurodegenerative diseases Additional preclinical validation IND submission – H2 2022 Additional earlier discovery stage compounds in development

Leadership Team Kevin Lind 23+ years experience in healthcare investing in special situations and pharmaceuticals; as well as executive leadership in life sciences Chief Medical Officer Phil Perera, M.D 35+ years clinical research leadership, including research, development and approval of small molecule drugs in a variety of CNS & pain disorders, as well as hospital management and practice Brandi Roberts 25+ years of public accounting and finance experience, including pharmaceutical, medical tech, life sciences; CFO of multiple public companies Chad Orevillo 25+ years of experience in pharmaceutical clinical development and operations at both large and small pharmaceutical companies Chief Financial Officer Director, President & CEO VP, Head of Operations z

Independent Directors February 2021 • 5 Vince Aurentz Corinne Le Goff, Pharm D. Jane Tiller, MBChB, FRCPsych Casey Lynch Phillip Schneider Paul Sekhri

Oral, Centrally Acting 5-HT2c Receptor Superagonist Targeting Seizures Associated with Multiple Refractory Epilepsies LP352

LP352, A Centrally Acting 5-HT2c Superagonist Targeting Multiple Epileptic Indications with Significant Unmet Need *Arena designed LP352 to be a differentiated drug candidate; the design features listed above is the intended profile, but there is no guarantee continuing clinical or non-clinical studies will corroborate these features **Composition of matter through 2036 with potential for PTE & PTA The 5-HT2c Pathway Has Been Implicated in Multiple DEEs Number of Patients (Thousands) Fintepla sNDA in LGS filed Q3’21 Fintepla approved, Lorcaserin compassionate use in Dravet Ph 1 (including SAD & MAD portions) trial completed  Ph 1b/2a expected to initiate Q1 2022 LP352 Design Features* Strong IP Position Potentially Through 2041** Designed to be a next-generation (new chemical series) of lorcaserin In preclinical studies LP352 has shown to be highly selective to 5-HT2c; no observable impact on 2a or 2b 2a can be associated with psychogenic effects 2b can be associated with pulmonary arterial hypertension (PAH) and valvular heart disease (VHD) LP352 Status

There is a Large Unsatisfied Patient Population in Epilepsy Epilepsy is uncontrolled for ~25% of children1 and up to 50% of adults2 Developmental and Epileptic Encephalopathy (DEE) is a group of severe epilepsies characterized by seizures, often drug-resistant, and encephalopathy Over 25 Syndromes Described ~50% of all patients have unknown etiology3 It has been estimated that between 35% and 50% of new onset epilepsy in children is of unknown etiology and the remainder is genetic, structural or metabolic4  (1) Tian, et al. MMWR 2018;67:437-442. (2) Epilepsy Foundation, Research RoundTable for Epilepsy 2020. (3) Beghi. Neuroepidemiology. 2020;54(2):185-191. (4) Wirrell, et al. Epilepsy Res. 2011;95(1-2):110-8. Sokka A,Epilepsia Open. 2017;2(1):76-83

Treatment Paradigm for DEEs is Characterized by Initial Short-Term Trial of Monotherapy, Followed by Polytherapy Strategies 4th Line Devices / Procedures (e.g., vagal nerve stimulation) Continue AED Polytherapy 3rd Line Ketogenic Diet Initiate AED Polytherapy 2nd Line Add or switch AED Prescribe first AED Diagnosis of DEEs and beyond… Treatment 1st Line Add on AED 1 AED 1 AED 2 AED 1 AED 1 AED 2 AED 3 AED 3 AED 2 AED 3 Add on Switch Epidiolex and Fintepla typically used as add-on 2L/3L+ for specific syndromes with limited off-label use due to reimbursement Add on Switch Add on Switch Add on Switch Traditional Approach Newer Treatments Definitions: AED = Anti-epileptic drugs Despite numerous available therapies, there remains a significant unmet need for refractory patients i

Role of 5-HT2c Receptors in Epilepsy 5-HT2c modulation of hippocampal pyramidal GABAergic neurons suppresses hyperexcitability 5-HT2c KO mice display spontaneous seizures and decreased threshold for proconvulsant stimuli m-CPP (5-HT2c) increases threshold for PTZ- and electroshock induced myoclonic and tonic seizures; effect blocked by 5-HT2c antagonist In a genetic model of DS, 5-HT2c agonist decreased seizure-like behavior and epileptiform electrical activity in scn1Lab-/- mutant zebrafish Source: Gharedaghi MH et al., Exp Brain Res. 2014; Bagdy G et al., J Neurochemistry. 2007; Strac DS et al., Front Neurosci. 2016; Sourbron J et al., ACS Chem Neuroscience. 2016; Tecott LH et al, Nature. 1995; Upton N et al, Eur J Pharmacol. 1998; Orban G et al., CNS Neurosci Ther. 2014; Schoonjans A et al., Eur J Neurol. 2017; DS, Dravet syndrome; GABA, gamma aminobutyric acid; KO, knock-out; mCPP, m-chlorophenyl-piperazine; PTZ, pentylenetetrazole; TLE, temporal lobe epilepsy

5-HT2c Agonists Have Shown Real World Evidence in Epilepsy, However Significant Unmet Need Remains FINTEPLA® DS (fenfluramine, ZX008) Lorcaserin History Pulled from market in 1997 because of high incidence of cardiac valvular abnormalities found in patients (originally marketed as appetite suppressant) Norfenfluramine (active metabolite) implicated in cause of valvular heart disease (VHD) and pulmonary arterial hypertension (PAH) Pulled from market March 2020 for numerical, not significant, increase in malignancies in patients treated for obesity; lorcaserin (n=462) vs. placebo group (n=423) difference of only 39 participants (0.33%) Risk / Benefit low in obesity Population predisposed to cancer Despite market removal, FDA authorized evaluation in Dravet syndrome and compassionate use Clinical Evidence Successful Ph 3 in Dravet syndrome: 54.0% (95% CI, 35.6%-67.2%; P < 0.001) greater reduction in mean monthly convulsive seizure frequency vs placebo Multi-center retrospective chart-review (n=35): 48% reduction in mean monthly motor seizures 50% of patients remaining on lorcaserin after 15 months Durability to remain on treatment Safety Considerations Boxed warning for VHD and PAH Echocardiograms required pre, during and post dosing Available only through restricted drug distribution program, under a risk evaluation and mitigation strategy (REMS) program TBD for Dravet syndrome Status Approved in treatment of seizures associated with DS Q2 2020 Positive Ph 3 topline data in LGS Q1 2020; sNDA filed Q3 2021 Eisai in a Ph 3 program in DS (n=58) Critical need for highly selective and potent agonist of 5-HT2c that mitigates refractory seizures without significant risks of present drugs i

Real World Clinical Evidence of 5-HT2c Agonism Efficacy with Lorcaserin 35 refractory patients ranging from 3 - 40 years old (including DS, LGS, treatment resistant focal and generalized seizures) Failed at least 5 and up to 9+ previous AED medications 47.7% median percentage reduction in mean monthly frequency of motor seizures from baseline 15 patients (42%) had a >50% reduction in motor seizures Tolete, et al. Neurology 2018;91:837-839 After 15 months, 50% of patients remained on lorcaserin supporting durability of response i

Patient 1 2 3 4 5 Age 10 18 10 7 14 Weight (kg) 28 46 23 24 35 Dose .25 .27 .19 .32 .31 Prior AED’s CLZ, CZP, KD, LMT, LBT, PRM, OXC, RUF, TPX, VPA CBZ, CBD, CLZ, CLB, CZP, FBM, LMT, LVT, PRM, PHB, TPM, VPA, CC, KD, VNS ESM, FBM, LMT, LVT, MSM, VPA, VMP, ZNM, KD CZP, ESM, LVT, LZP, STP, TPM, ZNM, KD CBZ, FBM, GBP, LCM, LMT, LVT, OXC, PHB, PRED, RUF Concurrent AEDs CLB, STP, VPA CZP, STP, ZNM KD, TPM, VPA BRO, CBD, CLB, VPA CLB, TPX, VPA Prior seizure type / frequency FS: 50/day GTC clusters: 1/mon MS: numerous daily PS+GTC: 10/mon MS: Daily GTC seizures: 100/month AS: 12/h FS: 3-5/wk MS: constant through day GTC seizures: 1-2/wk Seizure frequency after 3 months trt Seizure free initial 3wks Cluster seizures then seizure free for 2wks Seizure free for 2wks PS+GTC: 1/mon MS: occasional 90% reduction in GTC GTC seizures: 46/mon MS: daily > 50% reduction in GTC/mon NCS: 1/mon 1-2 seizure free days/wk AS or PS: 3/Mon MS: initially reduced in morning then increased to constant - late afternoon GTC: 1-2/wk Seizure frequency after trt. following first 3 months Gradual increase with return to BL frequency MS: 1-2/wk PS+GTC: 1-2/mon Gradual decrease to 16/mon before returning to BL NCS: 1/mon Unchanged. Tapered off with no change in frequency Duration on trt. 12 mon (still on trt.) 12 mon (still on trt.) 14 mon, stopped to participate in FFA study 13 mon 9 mon Reported side effects none none Vomiting, decreased appetite Decreased appetite Decreased appetite Lorcaserin Single-Site Cohort at Children’s Hospital (Aurora, CO) Griffin A, BRAIN 2017: 140; 669–683 AS = atonic seizures; FS = focal seizures; GTC = generalized tonic clonic seizures; MS = myoclonic seizures; NCS = non-convulsive status; Seizure reductions and ability to remain on treatment was demonstrated in all 5 participants i

Fenfluramine Approved for DS Associated Seizures, but Removed from Market for Weight Loss in 1997 After Link to VHD and PAH Retrospective Analysis Fenfluramine Treatment in Dravet Syndrome Pt Age Dose Daily (mg/kg) No. of Echos Performed Previous Echo Most Recent Echo (2016) 1 30 .12 6 2012: slightly thickened AML without dysfunction. 2014: Normal Normal 2 41 .26 9 2015: trace mitral regurg; no valvular heart disease No valvular heart disease; mild LV dysfunction (grade 1) 3 31 .27 4 2010-2015: stable slight thickened aortic and tricuspid leaves w/out dysfunction Stable slight thickened aortic and tricuspid leaves w/out dysfunction 4 26 .33 7 2013-2015: stable slight thickened AML & tricuspid leaves w/out dysfunction Stable slight thickened AML + tricuspid leaves w/out dysfunction 5 23 .27 11 2014: slight thickened AML & tricuspid leaves w/out dysfunction Normal 6 28 .20 7 Normal at all exams Trace mitral regurg 9 19 .29 7 Normal at all exams Trace mitral regurg 10 21 .24 7 2013: slight thickened AML w/out dysfunction 2014&2015: Normal Trace mitral regurg 11 20 .19 6 2010,2013 slight thickened AML w/out dysfunction. 2014: Normal Trace mitral regurg 12 9 .42 9 Normal at all exams Normal Fenfluramine lacks sensitivity: potent 5-HT2b agonism implicated in cardiac side effects A.-S. Schoonjans et al., Current Medical Research and Opinion, 2017 VOL. 33, NO. 10, 1773–1781

Limitations of FINTEPLA® FINTEPLA is Non-Selective  FINTEPLA is a 5-HT2 agonist with activity on the 5-HT2b receptor subtype, therefore, can cause off-target cardiovascular adverse events And Carries Fenfluramine’s Stigma  Black box warning and Risk Evaluation and Mitigation Strategy (REMS) program requires echo before, during and after treatment With a High Price  Average list price is high at $96,000/year and can reach up to $180,000/year at higher doses In comparison, Epidiolex at a significantly lower price $32,500/year, is also approved for DS https://www.ncbi.nlm.nih.gov/books/NBK349321/ https://odp.idaho.gov/wp-content/uploads/sites/114/2018/11/Epidiolex-Legislative-Fact-sheet_11-7-18.pdf

LP352 Designed to be a Next-Generation 5-HT2c with Greater Selectivity and Specificity  Serotonin Receptor Subtype EC50, nM Ki, nM Selectivity 2c vs 2b Selectivity 2c vs 2a Noted Side Effects LP352 5-HT2c Superagonist 5-HT2c ~120 ~50 >200x >200x Headache, Nausea, Weight Loss 5-HT2b >10,000 >10,000 5-HT2a >10,000 >10,000 Nordexfenfluramine (an active metabolite of fenfluramine) 1 5-HT2c 72.4 10.4 0.94x 11.5x Headache, Nausea, Weight Loss 5-HT2b 25.7 9.8 Valvular Heart Disease and Pulmonary Arterial Hypertension 5-HT2a 1778 120.2 Insomnia Lorcaserin2 5-HT2c 39 13 11.3x 7.1x Headache, Nausea, Weight Loss 5-HT2b 2380 147 5-HT2a 553 92 Insomnia LP352 selectivity may limit off-target effects associated with currently available non-selective AEDs i 1 Third party study previously commissioned by Arena, 2 BELVIQ FDA approved prescribing information 06/2012 Note: The above table is for illustrative purposes only and is not a head-to-head comparison. Differences exist between in vitro study designs and methodologies, and caution should be exercised when comparing data across studies.

LP352 Ph 1 Trial – Favorable Safety, Tolerability, Pharmacokinetics and Pharmacodynamics Observed Single ascending dose Single-dose food effect (N=40) Multiple ascending dose Dose titration (N=43) Pharmacokinetics Target plasma exposure (Cmin) based on prolactin PK/PD No clinically meaningful effect of food on AUC0-inf and Cmax Safety & Tolerability Majority of AEs were mild to moderate (most common was headache) AEs generally consistent with expected CNS effects and expected effects of serotonergic drugs No SAEs reported Randomized, double-blind, placebo-controlled, 4-part trial in healthy adult males and females (N=83) Pharmacokinetics Central 5-HT2c receptor engagement demonstrated by dose- and exposure-dependent increases of prolactin Dose-dependent increases in exposure (Cmax and AUCtau) Safety & Tolerability Majority of AEs were mild to moderate (most common was headache) AEs generally consistent with expected CNS effects and expected effects of serotonergic drugs At the maximum planned dose, a single SAE of anxiety was reported two days after last dose of study drug and subsequently resolved Ph 1b/2a trial expected to initiate in Q1 2022 i

LP352 Ph 1b/2a PACIFIC Study in Patients with DEEs A double-blind, placebo-controlled study to assess the safety, tolerability and pharmacokinetics of LP352 and Key Efficacy Signals: Evaluate reduction in seizures across a broad group of epilepsies Identify potential indications for pivotal studies Analyze concentration response to understand dosing in different seizure types and disorders Dose A Dose B Dose C Dose A Dose B Dose C Key Inclusion Criteria: Developmental and epileptic encephalopathies (several syndromes) with ≥ 4 motor seizures per month in 3 mos. prior to screening and ≥ 4 motor seizures in the month of screening Key Exclusion Criteria: Use of stiripentol, fenfluramine, & lorcaserin Initiating in Q1 2022; Expected Completion: 2H 2023 Basic Information: Sites: ~25 sites in North America Ages: > 18 to <65 years old with potential to add adolescents at a future date Placebo (n=10) LP352 (n=40) 5 Wks 30 Days Screening Period Randomization & Up-Titration Maintenance* Down-Titration Follow-up Period Days 1-15 Days 16-75 Days 76-80/90** * Maintenance Dose of LP352 (TID): Dose A, Dose B, Dose C or placebo TID ** Up to a 15-day down-titration/taper period (reducing dose every 5 days) depending on the last maintenance dose Pending feedback from regulatory agencies

LP352 Summary LP352’s potential for receptor selectivity and specificity position it as an attractive compound to evaluate for the treatment of DEEs Completed Ph 1 SAD/MAD trials Next steps: Ph 1b/2a trial expected to start Q1 2022 Addressable and unsatisfied orphan disease opportunity  Clinical Trial and Real-World Evidence supports significant potential of 5-HT2c agonism in managing refractory seizure disorders Designed to be more selective and specific than other 5-HT2c agonists Strong IP potentially out to 2041 in the U.S.

LP143 Centrally Acting Full Agonist to the Cannabinoid Type 2 (CB2) Receptor Targeting a Broad Range of Neurodegenerative Diseases

LP143 Summary Potential to Redefine Treatment of Neurodegenerative Diseases LP143: Designed to be a centrally acting full CB2 agonist with the following preclinical observations and design features: High brain-to-plasma ratio Demonstrated to be 1000x more selective for CB2 than CB1 in preclinical models; Selectivity for CB2 potentially reduces risk of psychoactive effects and abuse liability High oral bioavailability Designed to internalize the CB2 receptor / no tachyphylaxis CB2 Evidence in CNS Diseases: Microglial cells are critical for neuron homeostasis - In neurodegenerative disease, microglial cells activate triggering a shift from neuroprotective to proinflammatory phenotypes Inflammatory processes in non-neuronal cells have shown to play an important role in driving motor neuron degeneration CB2 receptors primarily located on microglia, with some expression in astrocytes and neurons Preclinical data indicate that CB2 agonism has the potential to restore the neuroprotective phenotype of microglial cells Preclinical support exists for indications including: ALS – Longboard initial focus Alzheimer’s Parkinson’s Huntington’s

ALS is an Orphan Motor Neuron Disease with Poor Prognosis Average time from diagnosis to paralysis and death from respiratory failure is 2-5 years Progressive neurodegenerative disease that affects upper and lower motor neurons (MNs) Characterized by rapid progression of muscle wasting and weakness. Patients typically present with weakness, spasticity, cachexia, and/or slurred speech Incidence 2 per 100,000 (most diagnosed 55-65 years) US National ALS Registry identified 16.6K people living with ALS, and 29K estimated in EU as of 2015 Approved treatments provide limited benefit - No significant benefit in survival curves 2015 ALS Prevalence (US) Mehta P, Kaye W, Raymond J, et al. Prevalence of Amyotrophic Lateral Sclerosis —United States, 2015. MMWR Morb Mortal Wkly Rep 2018;67:1285–1289. DOI:http://dx.doi.org/10.15585/mmw r.mm6746a1External

Neuroinflammation Mediated by Microglial Activation Plays an Important Role in ALS Progression Inflammatory processes in non-neuronal cells have been shown to play an important role in driving motor neuron degeneration Studies of ALS animal models show that microglial cells initially have a neuroprotective phenotype that promote tissue repair and enhance motor neuron survival in the early, slowly progressive stages of the disease At the later, more rapidly progressing disease stage, microglial cells shift to a neuroinflammatory phenotype that is toxic to motor neurons Cross-talk between motor neurons, astrocytes, and immune cells (including microglia, T lymphocytes, and macrophages) in a healthy individual (a) and an ALS patient (b) Rizzo, F., Riboldi, G., Salani, S. et al. Cell. Mol. Life Sci. (2014) 71: 999. https://doi.org/10.1007/s00018-013-1480-4

Increased CB2 Receptor Expression in Brain of ALS Patients Human ALS motor cortex – increase in CB2 receptors (Fig 1), but no changes in CB1 receptors or monoacylglycerol lipase (MAGL) and Fatty Acid Amide Hydrolase (FAAH) enzymes (Fig 2) Figure 1 Figure 2 CB2 immunofluorescence CB2 immunoblot Control subjects MND patients CB2 Immunoreactivity (% over controls) 45 kDa Control MND CB1 immunoblot FAAH immunostaining MAGL immunostaining CB1 immunostaining Control subjects MND patients Control subjects MND patients Control subjects MND patients 52 kDa Control MND Protein levels (% over controls) Protein levels (% over controls) MND = Motor Neuron Disease Espejo-Porras et al., 2018, https://doi.org/10.1080/21678421.2018.1425454

Increased CB2 Receptor Expression in Spinal Cord of ALS Patients ALS spinal cord (A-D) CB2 receptors are increased in lesion areas with microglial cells (CD68 marker) (E-F) CB2-ALS CB2-ALS CD68-ALS CD68-ALS % area CB2 % area immunoreactivity B C A D NAWM non affected white matter WM white matter; VH ventral horn; DC dorsal column; E F CB2 CD68 Control ALS Control ALS Yiangou et al., 2006, https://doi.org/10.1186/1471-2377-6-12.

Preclinical Data Indicate that CB2 Agonism Has the Potential to Restore the Neuroprotective Phenotype of Microglial Cells CB2 activation has shown beneficial effects in animal models of ALS: Reduced microglial mediated neuroinflammation, excitotoxicity and oxidative cell damage Inhibited release of pro-inflammatory cytokines Inhibited glutamate release Neuroinflammation has also been suppressed in Alzheimer’s animal models where it is associated with improvements in neuronal plasticity and memory The spinal cord of ALS patients has been shown to present motor neuron damage triggered by immune system’s cells (microglia/macrophages) that express increased levels of the CB2 receptor. So all these data show how editing CB2-mediated processes could change ALS progression and how much the endocannabinoid system is potentially involved in reducing neuroinflammation, excitotoxicity and oxidative cell damage.” Study Reviewed Evidence Supporting Use of Cannabinoids to Treat ALS Joana Fernandes, PhD Feb. 2017 https://alsnew stoday.com/2017/02/28/can-cannabinoids-be-a-potential-therapeutic-tool-in-amyotrophic-lateral-sclerosis/Giacoppo and Mazzon 2016, https://doi.org/10.4103/1673-5374.197125 “

Increased CB2 Receptor Expression in Experimental Model of ALS (hSOD1G93A mice) Transgenic mice overexpressing human mutated SOD-1 enzyme Validated ALS model hSOD1G93A - Increase in CB2, but not CB1 receptors Receptor mRNA Fold-change (Relative to age-matched WT-OE) CB2-mRNA CB1-mRNA G93A spinal cord (age in days) G93A brain regions (120 day old) G93A spinal cord (120 day old) SC = Spinal Cord BS = Brain Stem CB = Cerebellum FB = Forebrain Shoemaker et al., 2007, https://doi.org/10.1111/j.1471-4159.2006.04346.x; http://lougehrigs.tumblr.com/post/22791452671/mutant-sod1-caused-intrinsic-damage-to-motor

CB2 Receptor was Upregulated and Treatment with CB2 Receptor Agonist Prolonged Survival in Model of ALS CB2 receptor agonist AM1241 has demonstrated delayed loss of motor function and improved survival in an experimental mouse model of ALS (hSOD1G93A) Receptor mRNA Fold-Change (Relative To Age-Matched WT-OE) Increased Survival and Delayed Loss of Motor Function CB2-mRNA CB1-mRNA Treatment with the selective CB2 agonist AM‐1241, initiated at symptom onset, delays loss of motor function and improves survival of G93A‐SOD1 mice CB2 (not CB1) receptor mRNA is dramatically and selectively upregulated in spinal cords of G93A mice in a temporal pattern closely paralleling disease progression Survival Interval (Days After Symptom Onset)  AM-1241 (3.0 mg/kg) Kim et al., 2006, https://doi.org/10.1016/j.ejphar.2006.05.025; J Neurochem.2007 Apr;101(1):87-98 10.1111/j.1471-4159.2006.04346 Vehicle-treated control P < 0.0005***

LP143 Summary CB2 pathway involved in multiple neuroinflammatory orphan disease state opportunities including ALS Centrally acting full agonist of the CB2 receptor with high brain to plasma ratio and high oral bioavailability Selective CB2 receptor agonist delayed loss of motor function and improved survival in preclinical ALS model LP143: Centrally acting CB2 agonist, has the potential to redefine multiple neurodegenerative diseases Next steps: Ongoing preclinical & IND-enabling work, IND submission expected Q1 2022

LP659 Centrally Acting Sphingosine-1-Phosphate (S1P) Receptor Modulator Targeting a Range of Neurodegenerative Diseases

Neuron S1P1, S1P2, S1P3 and S1P5 Reduced dendritic spine loss Restored neuronal function Protection from excitotoxic death Microglia S1P1, S1P2, S1P3 and S1P5 Reduced microglial activation Enhanced microgliosis Blood-brain Barrier Reduced leakiness Astrocyte S1P1, S1P2, S1P3 and S1P5 Inhibition of proinflammatory cytokine production Stimulation of cell migration Inhibition of astrogliosis Synapse Prevention and reversal of synaptic defects Oligodendrocyte S1P1, S1P3 and S1P5 Promotion of OPC survival Effects on migration, differentiation and process dynamics Enhanced remyelination LP659 Potential to Redefine Treatment of Multiple Grievous, Underserved Neurodegenerative Diseases LP659 Designed to be a centrally acting S1P receptor modulator, addressing a wide range of neurodegenerative diseases High oral bioavailability with direct impact on CNS glial cell S1P receptors Rapid onset and offset of action S1P1 selectivity with no impact on S1P2 or 3 in preclinical models S1PRM Potential Indications and Rationale S1P1, 5 are expressed in the CNS across the microglial, neuron, astrocyte and oligodendrocyte cells S1P receptor modulation may play a role in various neurodegenerative diseases including MS, Parkinson’s, Rett syndrome, Epilepsy, Huntington’s, ALS, etc. S1P receptor modulators have generated billions of dollars of revenues in MS Fingolimod as a Treatment in Neurologic Disorders Beyond Multiple Sclerosis

LP659 Favorable Efficacy and Safety Results Observed in Preclinical MOG-EAE Model MOG-EAE is a widely accepted model of demyelinating disease (ex. MS) Pretreatment of LP659 reduced incidence and disease severity of MOG-EAE in murine model LP659 rapidly reduced circulating lymphocytes, which returned to baseline after clearance of LP659 No notable impact observed on heart rate, mean arterial pressure or body temperature (30 mg/kg) Mean disease score: MOG-EAE Model (Prophylactic, n=12 mice/grp, PO, QD from day 3) Days  Untreated  0.5% methylcellulose  0.1mpk LP659  0.3mpk LP659  1mpk LP659 Lymphocyte Reduction (PO, single dose) (Lymphocytes (cells 103/μl)) Dose-dependent decrease in disease progression based upon clinical scoring (0-5) after disease induction Nominal Time (hr)  Vehicle 0 mg/kg  LP659 0.3 mg/kg  LP659 1.0 mg/kg  AR252124 1.0 mg/kg All PK/PD studies in male Sprague-Dawley rats. Data on file.MOG-EAE, myelin oligodendrocyte glycoprotein-induced experimental autoimmune encephalomyelitis; MS, multiple sclerosis

LP659 Summary Designed to provide centrally acting S1P receptor modulation, with no impact on S1P2 or 3 High brain to plasma ratio suggests LP659 has the potential to address a wide range of neurodegenerative diseases Oral bioavailability with rapid onset and offset of action LP659: Designed to be a centrally acting S1P receptor modulator with potential to transform the treatment of numerous neurodegenerative diseases Next steps: Ongoing preclinical & IND-enabling work, IND submission expected 2H 2022

Financial Summary & Key Milestones Financial Summary Cash, Cash Equivalents & Investments $112.6 million As of September 30, 2021 Shares Outstanding* 17.2 million As of November 2, 2021 YTD Sep-21 Operating Expenses $19.0 million R&D - $13.4 million G&A - $5.6 million Completed and Expected Key Milestones Q4 2020 – H1 2021 H2 2021 Q1 2022 H2 2022 Ph 1 MAD Data Initiate Ph 1b/2a study IND submission IND submission Strengthened Leadership Team Completed IPO raising ~$84.8M Commenced MAD portion of Ph 1 study Built world-class Board of Directors LP143 LP659 LP352 Corporate Q2 2022 * Includes voting and non-voting common shares outstanding, as well as 348,450 shares that are subject to repurchase

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